================================================================================


                           PROPERTY PURCHASE AGREEMENT

                                     between

                              nugget resources inc.
                               (a Nevada company)
                                   ("Nugget")
                                       and


                                  DAVID HEYMAN
                                   ("Heyman")


                   Re: SALE AND Acquisition of raven property,
                  similkameen mining division, BRITISH COLUMBIA

The following terms and conditions are applicable for the sale of one mineral claim located approximately 17 kilometres northeast of Princeton, British Columbia and comprising 524.728 hectares.

Both HEYMAN and NUGGET agree to the following:

a) HEYMAN agrees to sell title to one mineral claim listed in Exhibit "A" to NUGGET. The claim covers 524.728 hectares.

b) HEYMAN will provide to NUGGET within 10 days of this Agreement a geological report summarizing the mineral claim, a budget for further work and recommendations, and all other information and material relevant to a geological report requisite for filing with the regulatory bodies.

c) HEYMAN will ensure that the claim shall be maintained in good standing for at least nine months from the date of agreement and can provide geological consulting services for the claim. All assessment costs will be borne by NUGGET.

d) HEYMAN shall sell 100% interest in the claims to NUGGET for a total of $4,000.00 payable upon execution of this Agreement.

By signature witnessed below, the undersigned hereby acknowledge that they have read and understood and agree to the aforementioned terms.

Dated at Vancouver, British Columbia, Canada this 17th day of August, 2005.


/s/ David Matzele                                 /s/ David Heyman
-------------------------------             -----------------------------
Nugget Resources Inc.                               David Heyman
                          exhibit A: Claim Description



The Raven property consists of one mineral claim comprising 524.728 hectares. Details of the property are as follows:

Tenure No.:  513842

Recording Date:  June 2, 2005

Mining Division:  Similkameen

Assessment Due Date:  June 2, 2006